UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2004

CONRAD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-24263 (Commission File Number)	72-1416999 (IRS Employer Identification No.)

1100 Brashear Avenue, Suite 200 P. O. Box 790 Morgan City, Louisiana	70380-1501
(Address of principal executive offices)	(Zip Code)

(985) 702-0195

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 5.	Other Events and Regulation FD Disclosure.

On February 18, 2004, Conrad Industries, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

	(b)	Exhibits.

		99	Press release issued by Conrad Industries, Inc. on February 18, 2004, reporting fourth quarter 2003 and full year 2003 results.

Item 12.	Results of Operations and Financial Condition.

On February 18, 2004, Conrad Industries, Inc. issued a press release reporting fourth quarter 2003 and full year 2003 results. A copy is attached as Exhibit 99 to this report and is incorporated herein by this reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONRAD INDUSTRIES, INC.

By:	/s/ Lewis J. Derbes, Jr.
Lewis J. Derbes, Jr.
Vice President, Chief Financial Officer,
and Secretary

Date:    February 19, 2004